Exhibit 99.1
Rapid7 Announces Second Quarter 2023 Financial Results

•Annualized recurring revenue (“ARR”) of $751 million, an increase of 14% year-over-year
•Total revenue of $190 million, up 14% year-over-year; Products revenue of $182 million, up 14% year-over-year
•GAAP operating loss of $52 million; Non-GAAP operating income of $13 million
•GAAP operating cash flow of $31 million; Free cash flow of $26 million
Boston, MA – August 8, 2023 – Rapid7, Inc. (Nasdaq: RPD), a leader in cloud risk and threat detection, today announced its financial results for the second quarter of 2023.
“Rapid7 delivered strong second quarter results, ending the quarter with ARR of $751 million. Revenue and Non-GAAP operating income exceeded our guidance ranges and we saw better than expected traction with our consolidation offerings as customers gravitate towards our integrated security operations platform”, said Corey Thomas, Chairman and CEO of Rapid7.
“In order to build upon the momentum we’re seeing in security operations, today we announced a restructuring plan to position us to accelerate investments in becoming the leading provider of integrated security solutions for the modern SOC. In addition to enabling a higher quality customer experience, we expect the net results of these optimizations will support growth in the business while allowing us to double free cash flow in 2024.”
Second Quarter 2023 Financial Results and Other Metrics

	Three Months Ended June 30,
	2023	2022	% Change
	(dollars in thousands)
Annualized recurring revenue	$750,850	$658,172	14%
Number of customers	11,287	10,624	6%
ARR per customer	$66.5	$62.0	7%
rapid7.com

	Three Months Ended June 30,
	2023	2022	% Change
	(in thousands, except per share data)
Products revenue	$181,701	$159,122	14%
Professional services revenue	8,721	8,333	5%
Total revenue	$190,422	$167,455	14%

North America revenue	$149,683	$132,646	13%
Rest of world revenue	40,739	34,809	17%
Total revenue	$190,422	$167,455	14%

GAAP gross profit	$132,258	$113,180
GAAP gross margin	69%	68%
Non-GAAP gross profit	$140,085	$120,799
Non-GAAP gross margin	74%	72%

GAAP loss from operations	$(51,659)	$(34,651)
GAAP operating margin	(27)%	(21)%
Non-GAAP income from operations	$12,957	$3,483
Non-GAAP operating margin	7%	2%

GAAP net loss	$(66,782)	$(39,606)
GAAP net loss per share, basic and diluted	$(1.10)	$(0.68)
Non-GAAP net income (loss)	$11,520	$(461)
Non-GAAP net income (loss) per share:
Basic	$0.19	$(0.01)
Diluted	$0.18	$(0.01)

Adjusted EBITDA	$19,096	$7,983

Net cash provided by operating activities	$31,305	$7,449
Free cash flow	$25,581	$(1,258)
For additional details on the reconciliation of non-GAAP measures and certain other business metrics to their nearest comparable GAAP measures, please refer to the accompanying financial data tables included in this press release.
Recent Business Highlights

•In July, Rapid7 announced general availability of Executive Risk View, an industry-first solution for holistically visualizing and reducing cyber risk in hybrid environments.
•In June, Rapid7 announced the ability to support AWS AppFabric, expanding the relationship with AWS and affirming Rapid7's commitment to extending customers’ monitoring, detection, and response capabilities for the cloud.
•In June, Rapid7 published its second annual Social Good Report, highlighting meaningful progress across ESG initiatives and including our pledge to reduce our carbon footprint by targeting 50% carbon neutrality by 2027 and 100% carbon neutrality by 2030.

rapid7.com

Third Quarter and Full-Year 2023 Guidance

Rapid7 anticipates annualized recurring revenue, revenue, non-GAAP income from operations, non-GAAP net income per share and free cash flow to be in the following ranges:

	Third Quarter 2023			Full-Year 2023
	(in millions, except per share data)
Annualized recurring revenue				$800	to	$805
Year-over-year growth				12%	to	13%
Revenue	$196	to	$198	$771	to	$775
Year-over-year growth	12%	to	13%	13%
Non-GAAP income from operations	$29	to	$31	$86	to	$90
Non-GAAP net income per share	$0.41	to	$0.44	$1.23	to	$1.29
Weighted average shares outstanding	71.7			67.5
Free cash flow				Approximately $80
The guidance provided above is forward-looking in nature. Actual results may differ materially. See the cautionary note regarding “Forward-Looking Statements” below. Guidance for the third quarter and full-year 2023 does not include any potential impact of foreign exchange gains or losses. The guidance provided above is based on a number of assumptions, estimates and expectations as of the date of this press release and, while presented with numerical specificity, this guidance is inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Rapid7's control and are based upon specific assumptions with respect to future business decisions or economic conditions, some of which may change. Rapid7 undertakes no obligation to update guidance after this date.
Non-GAAP guidance excludes estimates for stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs, and certain other items such as acquisition-related expenses, impairment of long-lived assets, change in the fair value of derivative assets and litigation-related expenses. Rapid7 has provided a reconciliation of historical non-GAAP financial measures to the most comparable GAAP measures in the financial statement tables included in this press release. A reconciliation of non-GAAP guidance measures to the most comparable GAAP measures is not available on a forward-looking basis without unreasonable efforts due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures.
Conference Call and Webcast Information
Rapid7 will host a conference call today, August 8, 2023, to discuss its results at 4:30 p.m. Eastern Time. The call will be accessible by telephone at 888-330-2384 (domestic) or +1 240-789-2701 (international) with the event code 8484206. The call will also be available live via webcast on Rapid7's website at https://investors.rapid7.com. A webcast replay of the conference call will be available at https://investors.rapid7.com.
About Rapid7
Rapid7 (Nasdaq: RPD) is on a mission to create a safer digital world by making cybersecurity simpler and more accessible. We empower security professionals to manage a modern attack surface through our best-in-class technology, leading-edge research, and broad, strategic expertise. Rapid7’s comprehensive security solutions help more than 11,000 global customers unite cloud risk management and threat detection to reduce attack surfaces and eliminate threats with speed and precision. For more information, visit our website, check out our blog, or follow us on LinkedIn or Twitter.
Non-GAAP Financial Measures and Other Metrics
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we provide investors with certain non-GAAP financial measures and other metrics, which we believe are helpful to our investors. We use these non-GAAP financial measures and other metrics for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. We also use certain non-GAAP financial measures as performance measures under our executive bonus plan. We believe that these non-GAAP financial measures and other metrics provide useful information about our operating results, enhance the overall
rapid7.com

understanding of past financial performance and future prospects and allow for greater transparency with respect to metrics used by our management in its financial and operational decision-making.
While our non-GAAP financial measures are an important tool for financial and operational decision-making and for evaluating our own operating results over different periods of time, you should review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate our business.
Non-GAAP Financial Measures
We disclose the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss), non-GAAP net income (loss) per share, adjusted EBITDA and free cash flow. We also disclose non-GAAP gross margin and non-GAAP operating margin derived from these financial measures.
We define non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss) and non-GAAP net income (loss) per share as the respective GAAP balances excluding the effect of stock-based compensation expense, amortization of acquired intangible assets, amortization of debt issuance costs and certain other items such as acquisition-related expenses, impairment of long-lived assets, change in the fair value of derivative assets and litigation-related expenses. Non-GAAP net income (loss) per basic and diluted share is calculated as non-GAAP net income (loss) divided by the weighted average shares used to compute net income (loss) per share, with the number of weighted average shares decreased, when applicable, to reflect the anti-dilutive impact of the capped call transactions entered into in connection with our convertible senior notes.
We believe these non-GAAP financial measures are useful to investors in assessing our operating performance due to the following factors:
Stock-based compensation expense. We exclude stock-based compensation expense because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact our non-cash expense. We believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between our operating results from period to period.
Amortization of acquired intangible assets. We believe that excluding the impact of amortization of acquired intangible assets allows for more meaningful comparisons between operating results from period to period as the intangible assets are valued at the time of acquisition and are amortized over several years after the acquisition.
Amortization of debt issuance costs. The expense for the amortization of debt issuance costs related to our convertible senior notes and revolving credit facility is a non-cash item, and we believe the exclusion of this interest expense provides a more useful comparison of our operational performance in different periods.
Litigation-related expenses. We exclude non-ordinary course litigation expense because we do not consider legal costs and settlement fees incurred in litigation and litigation-related matters of non-ordinary course lawsuits and other disputes to be indicative of our core operating performance. We do not adjust for ordinary course legal expenses, including legal costs and settlement fees resulting from maintaining and enforcing our intellectual property portfolio and license agreements.
Acquisition-related expenses. We exclude acquisition-related expenses as costs that are unrelated to the current operations and neither are comparable to the prior period nor predictive of future results.
Change in fair value of derivative assets. The expense for the change in fair value of derivative assets is related to our capped calls settlement is a non-cash item and we believe the exclusion of this other income (expense) provides a more useful comparison of our operational performance in different periods.
Impairment of long-lived assets. Impairment of long-lived assets consists of impairment charges allocated to the carrying amount of certain operating right-of-use assets and the associated leasehold improvements when the carrying amounts exceed their respective fair values and we believe the exclusion of the impairment charges provides a more useful comparison of our operational performance in different periods.
Anti-dilutive impact of capped call transaction. Our capped calls transactions are intended to offset potential dilution from the conversion features in our convertible senior notes. Although we cannot reflect the anti-dilutive impact of the capped call transactions under GAAP, we do reflect the anti-dilutive impact of the capped call transactions in non-GAAP net income (loss) per diluted share, when applicable, to provide investors with useful information in evaluating our financial performance on a per share basis.
Adjusted EBITDA (non-GAAP). Adjusted EBITDA is a non-GAAP measure that we define as net loss before (1) interest income, (2) interest expense, (3) other income (expense), net, (4) (benefit from) provision for income taxes, (5) depreciation
rapid7.com

expense, (6) amortization of intangible assets, (7) stock-based compensation expense, (8) acquisition-related expenses, (9) litigation-related expenses and (10) impairment of long-lived assets. We believe that the use of adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods.
Free Cash Flow. Free cash flow is a non-GAAP measure that we define as cash provided by operating activities less purchases of property and equipment and capitalization of internal-use software costs. We consider free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business after necessary capital expenditures.
Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact upon our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in our business and an important part of the compensation provided to our employees.
Other Metrics
Annualized Recurring Revenue (“ARR”). ARR is defined as the annual value of all recurring revenue related contracts in place at the end of the period. ARR should be viewed independently of revenue and deferred revenue as ARR is an operating metric and is not intended to be combined with or replace these items. ARR is not a forecast of future revenue and can be impacted by contract start and end dates and renewal rates, and does not include revenue reported as perpetual license or professional services revenue in our consolidated statement of operations.
Number of Customers. We define a customer as any entity that has an active Rapid7 recurring revenue contract as of the specified measurement date, excluding InsightOps and Logentries only customers with a contract value less than $2,400 per year.
ARR per Customer. We define ARR per customer as ARR divided by the number of customers at the end of the period.
Cautionary Language Concerning Forward-Looking Statements
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, the statements regarding our financial guidance for the third quarter and full-year 2023, the assumptions underlying such guidance, including the timing of global economic recovery, market opportunities, future growth and operating leverage, and the ability of our solutions to drive profitable, sustainable growth, and our expectations regarding the results of our restructuring plan. Our use of the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. The events described in our forward-looking statements are subject to a number of risks and uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. Risks that could cause or contribute to such differences include, but are not limited to, growing macroeconomic uncertainty, unstable market and economic conditions, fluctuations in our quarterly results, effectiveness of our restructuring plan, failure to meet our publicly announced guidance or other expectations about our business, our ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, renewal of our customer's subscriptions, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our sales cycles, our ability to integrate acquired companies, and our ability to operate in compliance with applicable laws as well as other risks and uncertainties that could affect our business and results described in our filings with the Securities and Exchange Commission (the “SEC”), including our most recent Quarterly Report on Form 10-Q filed with the SEC on May 10, 2023, particularly in the section entitled "Item 1.A Risk Factors," and in the subsequent reports that we file with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

###
Investor contact:
rapid7.com

Sunil Shah
Vice President, Investor Relations
investors@rapid7.com
(617) 865-4277
Press contact:
Caitlin O'Connor
Senior Public Relations Manager
press@rapid7.com
(857) 990-4240

rapid7.com

RAPID7, INC.
Consolidated Balance Sheets (Unaudited)
(in thousands)

	June 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$185,929	$207,287
Short-term investments	107,573	84,162
Accounts receivable, net	136,300	152,045
Deferred contract acquisition and fulfillment costs, current portion	38,661	34,906
Prepaid expenses and other current assets	56,463	31,907
Total current assets	524,926	510,307
Long-term investments	2,437	9,756
Property and equipment, net	47,104	57,891
Operating lease right-of-use assets	56,817	79,342
Deferred contract acquisition and fulfillment costs, non-current portion	70,377	68,169
Goodwill	536,326	515,631
Intangible assets, net	104,698	101,269
Other assets	12,974	16,626
Total assets	$1,355,659	$1,358,991
Liabilities and Stockholders’ Deficit
Current liabilities:
Accounts payable	$8,989	$10,255
Accrued expenses	69,456	80,306
Operating lease liabilities, current portion	12,116	12,444
Deferred revenue, current portion	429,328	426,599
Other current liabilities	562	1,663
Total current liabilities	520,451	531,267
Convertible senior notes, non-current portion, net	817,873	815,948
Operating lease liabilities, non-current portion	84,751	85,946
Deferred revenue, non-current portion	30,064	31,040
Other long-term liabilities	13,542	14,864
Total liabilities	1,466,681	1,479,065
Stockholders’ deficit:
Common stock	609	597
Treasury stock	(4,765)	(4,764)
Additional paid-in-capital	846,326	746,249
Accumulated other comprehensive income (loss)	250	(1,411)
Accumulated deficit	(953,442)	(860,745)
Total stockholders’ deficit	(111,022)	(120,074)
Total liabilities and stockholders’ deficit	$1,355,659	$1,358,991

RAPID7, INC.
Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue:
Products	$181,701	$159,122	$355,473	$308,147
Professional services	8,721	8,333	18,123	16,692
Total revenue	190,422	167,455	373,596	324,839
Cost of revenue:
Products	51,148	45,867	99,336	89,339
Professional services	7,016	8,408	14,827	16,225
Total cost of revenue	58,164	54,275	114,163	105,564
Total gross profit	132,258	113,180	259,433	219,275
Operating expenses:
Research and development	50,762	48,907	97,108	98,719
Sales and marketing	83,036	78,034	163,623	153,180
General and administrative	22,888	20,890	47,095	42,406
Impairment of long-lived assets	27,231	—	27,231	—
Total operating expenses	183,917	147,831	335,057	294,305
Loss from operations	(51,659)	(34,651)	(75,624)	(75,030)
Other income (expense), net:
Interest income	1,787	243	3,455	355
Interest expense	(2,773)	(2,758)	(5,490)	(5,451)
Other income (expense), net	(13,268)	(2,403)	(13,575)	(3,006)
Loss before income taxes	(65,913)	(39,569)	(91,234)	(83,132)
Provision for income taxes	869	37	1,463	1,473
Net loss	$(66,782)	$(39,606)	$(92,697)	$(84,605)
Net loss per share, basic and diluted	$(1.10)	$(0.68)	$(1.54)	$(1.46)
Weighted-average common shares outstanding, basic and diluted	60,470,396	58,239,958	60,180,954	57,983,790

RAPID7, INC.
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Cash flows from operating activities:
Net loss	$(66,782)	$(39,606)	$(92,697)	$(84,605)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	11,829	10,223	22,879	20,392
Amortization of debt issuance costs	1,026	1,011	2,020	1,990
Stock-based compensation expense	31,695	32,411	61,068	61,333
Impairment of long-lived assets	27,231	—	27,231	—
Change in fair value of derivative assets	12,660	—	12,660	—
Other	3,428	1,755	4,423	2,281
Change in operating assets and liabilities:
Accounts receivable	(20,695)	(18,180)	15,110	18,147
Deferred contract acquisition and fulfillment costs	(3,723)	(2,141)	(5,963)	(5,080)
Prepaid expenses and other assets	6,967	(3,971)	1,400	(10,527)
Accounts payable	1,462	(5,116)	(1,282)	3,557
Accrued expenses	11,983	11,555	(11,968)	(12,493)
Deferred revenue	13,845	19,353	1,783	23,183
Other liabilities	379	155	483	(326)
Net cash provided by operating activities	31,305	7,449	37,147	17,852
Cash flows from investing activities:
Business acquisition, net of cash acquired	(808)	—	(34,841)	—
Purchases of property and equipment	(1,419)	(4,171)	(3,704)	(7,224)
Capitalization of internal-use software costs	(4,305)	(4,536)	(9,081)	(8,058)
Purchases of investments	(75,374)	(26,861)	(80,257)	(58,997)
Sales/maturities of investments	29,900	57,529	65,700	60,329
Other investments	—	(500)	—	(500)
Net cash (used in) provided by investing activities	(52,006)	21,461	(62,183)	(14,450)
Cash flows from financing activities:
Payment of debt issuance costs	—	(71)	—	(71)
Payments for repurchase of convertible senior notes	—	(12)	—	(12)
Payments related to business acquisitions	—	(300)	(2,250)	(300)
Taxes paid related to net share settlement of equity awards	(1,324)	(1,645)	(2,591)	(5,106)
Proceeds from employee stock purchase plan	—	—	6,174	5,710
Proceeds from stock option exercises	2,501	246	2,682	1,205
Net cash provided by (used in) financing activities	1,177	(1,782)	4,015	1,426
Effects of exchange rates on cash, cash equivalents and restricted cash	(304)	(2,871)	(337)	(3,671)
Net (decrease) increase in cash, cash equivalents and restricted cash	(19,828)	24,257	(21,358)	1,157
Cash, cash equivalents and restricted cash, beginning of period	206,274	141,917	207,804	165,017
Cash, cash equivalents and restricted cash, end of period	$186,446	$166,174	$186,446	$166,174

RAPID7, INC.
GAAP to Non-GAAP Reconciliation (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
GAAP gross profit	$132,258	$113,180	$259,433	$219,275
Add: Stock-based compensation expense[1]	2,984	2,775	5,821	4,865
Add: Amortization of acquired intangible assets[2]	4,843	4,844	9,218	9,688
Non-GAAP gross profit	$140,085	$120,799	$274,472	$233,828
Non-GAAP gross margin	73.6%	72.1%	73.5%	72.0%

GAAP gross profit - Products	$130,553	$113,255	$256,137	$218,808
Add: Stock-based compensation expense	2,269	2,012	4,392	3,507
Add: Amortization of acquired intangible assets	4,843	4,844	9,218	9,688
Non-GAAP gross profit - Products	$137,665	$120,111	$269,747	$232,003
Non-GAAP gross margin - Products	75.8%	75.5%	75.9%	75.3%

GAAP gross profit - Professional services	$1,705	$(75)	$3,296	$467
Add: Stock-based compensation expense	715	763	1,429	1,358
Non-GAAP gross profit - Professional services	$2,420	$688	$4,725	$1,825
Non-GAAP gross margin - Professional services	27.7%	8.3%	26.1%	10.9%

GAAP loss from operations	$(51,659)	$(34,651)	$(75,624)	$(75,030)
Add: Stock-based compensation expense[1]	31,695	32,411	61,068	61,333
Add: Amortization of acquired intangible assets[2]	5,690	5,723	10,912	11,446
Add: Acquisition-related expenses[3]	—	—	363	—
Add: Litigation-related expenses[4]	—	—	—	115
Add: Impairment of long-lived assets	27,231	—	27,231	—
Non-GAAP income from operations	$12,957	$3,483	$23,950	$(2,136)

GAAP net loss	$(66,782)	$(39,606)	$(92,697)	$(84,605)
Add: Stock-based compensation expense[1]	31,695	32,411	61,068	61,333
Add: Amortization of acquired intangible assets[2]	5,690	5,723	10,912	11,446
Add: Acquisition-related expenses[3]	—	—	363	—
Add: Litigation-related expenses[4]	—	—	—	115
Add: Amortization of debt issuance costs	1,026	1,011	2,020	1,990
Add: Change in fair value of derivative assets	12,660	—	12,660	—
Add: Impairment of long-lived assets	27,231	—	27,231	—
Non-GAAP net income (loss)	$11,520	$(461)	$21,557	$(9,721)
Add: Interest expense of convertible senior notes[5]	375	—	750	—
Numerator for non-GAAP earnings per share calculation	$11,895	$(461)	$22,307	$(9,721)

Weighted average shares used in GAAP earnings per share calculation, basic and diluted	60,470,396	58,239,958	60,180,954	57,983,790
Dilutive effect of convertible senior notes[5]	5,803,831	—	5,803,831	—
Dilutive effect of employee equity incentive plans[6]	957,278	—	1,292,686	—

Weighted average shares used in non-GAAP earnings per share calculation, diluted	67,231,505	58,239,958	67,277,471	57,983,790

Non-GAAP net income (loss) per share:
Basic	$0.19	$(0.01)	$0.36	$(0.17)
Diluted	$0.18	$(0.01)	$0.33	$(0.17)

[1] Includes stock-based compensation expense as follows:
Cost of revenue	$2,984	$2,775	$5,821	$4,865
Research and development	11,634	13,925	22,139	26,949
Sales and marketing	8,138	8,430	15,981	15,204
General and administrative	8,939	7,281	17,127	14,315

[2] Includes amortization of acquired intangible assets as follows:
Cost of revenue	$4,843	$4,844	$9,218	$9,688
Sales and marketing	652	684	1,304	1,368
General and administrative	195	195	390	390

[3] Includes acquisition-related expenses as follows:
General and administrative	$—	$—	363	$—

[4] Includes litigation-related expenses as follows:
General and administrative	$—	$—	$—	$115

5 We use the if-converted method to compute diluted earnings per share with respect to our convertible senior notes. There was no add-back of interest expense or additional dilutive shares related to the convertible senior notes where the effect was anti-dilutive. On an if-converted basis, for the three and six months ended June 30, 2023, the 2027 convertible senior notes were dilutive and the 2025 convertible senior notes were anti-dilutive.

6 We use the treasury method to compute the dilutive effect of employee equity incentive plan awards.

RAPID7, INC.
Reconciliation of Net Loss to Adjusted EBITDA (Unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
GAAP net loss	$(66,782)	$(39,606)	$(92,697)	$(84,605)
Interest income	(1,787)	(243)	(3,455)	(355)
Interest expense	2,773	2,758	5,490	5,451
Other (income) expense, net	13,268	2,403	13,575	3,006
Provision for income taxes	869	37	1,463	1,473
Depreciation expense	3,749	3,226	7,586	6,529
Amortization of intangible assets	8,080	6,997	15,293	13,863
Stock-based compensation expense	31,695	32,411	61,068	61,333
Acquisition-related expenses	—	—	363	—
Litigation-related expenses	—	—	—	115
Impairment of long-lived assets	27,231	—	27,231	—
Adjusted EBITDA	$19,096	$7,983	$35,917	$6,810

RAPID7, INC.
Reconciliation of Net Cash Provided by Operating Activities to Free Cash Flow (Unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net cash provided by operating activities	$31,305	$7,449	$37,147	$17,852
Less: Purchases of property and equipment	(1,419)	(4,171)	(3,704)	(7,224)
Less: Capitalized internal-use software costs	(4,305)	(4,536)	(9,081)	(8,058)
Free cash flow	$25,581	$(1,258)	$24,362	$2,570